                                                                   EXHIBIT 99(i)

NEWS RELEASE
TO BUSINESS EDITOR:

                   COMM BANCORP, INC. REPORTS INCREASED SECOND
                              QUARTER 2004 EARNINGS

      Clarks Summit, PA, July 15/PR Newswire/-Comm Bancorp, Inc. (Nasdaq: CCBP) today reported second quarter 2004 earnings of $1,255,000 or $0.66 per share, an increase of $110,000 or 9.61% compared to $1,145,000 or $0.60 per share for the second quarter of 2003. Year-to-date earnings totaled $2,435,000 or $1.28 per share in 2004 and $2,475,000 or $1.28 per share in 2003.

      For the quarter and six months ended June 30, return on average stockholders' equity was 10.61% and 10.32%, respectively, in 2004, compared to 9.96% and 10.85% for the respective 2003 periods. For the second quarter, return on average assets was 0.99% in 2004 and 0.92% in 2003, while the respective year-to-date ratios were 0.97% and 1.01%.

      "We are extremely pleased with the recent earnings improvement," stated William F. Farber, Sr., President and Chief Executive Officer. "It appears that the net interest margin compression experienced over the past two years has subsided. Our tax-equivalent net interest margin rose for the second consecutive quarter. In addition, we continue to be effective in controlling noninterest expense," continued Farber. "Noninterest expenses declined for the second consecutive quarter and rose less than 1.0% in comparison to the second quarter of 2003. For the second half of 2004, we will continue to focus on opportunities to improve operating efficiency and further develop sources of noninterest revenue," concluded Farber.

HIGHLIGHTS

   -     Second quarter earnings per share increased 10%.

   -     Loans grew 12% compared to the end of the second quarter of 2003.

   - Net interest margin improved for the second consecutive quarter to 3.88%.

   -     Operating efficiency improved to 69.1%.

INCOME STATEMENT REVIEW

      For the six months ended June 30, 2004, tax-equivalent net interest income increased $234 thousand to $9,155 thousand, from $8,921 thousand for the same six months of last year. Tax equivalent interest revenue decreased $542 thousand for the six months ended June 30, 2004, to $13,633 thousand from $14,175 thousand for the same period of 2003. The effects of a 40 basis point reduction in the tax-equivalent yield on earning assets was partially offset by a $12.0 million increase in average earning assets. For the first half of 2004, interest expense declined $776 thousand to $4,478 thousand, from $5,254 thousand for the first half of 2003. A 42 basis point reduction in the cost of funds primarily caused the reduction.

Average interest-bearing liabilities rose $3.0 million in comparing the six months ended June 30, 2004 and 2003. For the six months ended June 30, the net interest spread improved 2 basis points comparing 2004 and 2003. The net interest margin was 3.85% for the first half of 2004, compared to 3.86% for the same period one year earlier. The net interest margin for the second quarter of 2004 was 3.88%, an improvement of 5 basis points from the first quarter of 2004 and 15 basis points from the fourth quarter of last year.

      For the three months and six months ended June 30, the provision for loan losses totaled $150 thousand and $300 thousand in 2004, compared to $120 thousand and $240 thousand in 2003.

      Noninterest income totaled $1,802 thousand in first half of 2004, compared to $2,076 thousand for the same period last year. The reduction in noninterest revenue resulted from a $361 thousand or 52.7% decrease in net gains on the sale of residential mortgage loans. Service charges, fees and commissions rose $87 thousand or 6.3% comparing the first six months of 2004 and 2003. For the second quarter, noninterest revenue totaled $880 thousand in 2004, compared to $990 thousand in 2003. Net gains on the sale of residential mortgages declined $167 thousand, while service charges, fees and commissions rose $57 thousand.

      For the first half of 2004, noninterest expense rose at a modest $219 thousand or 3.1% and totaled $7,222 thousand, compared to $7,003 thousand for the same period of 2003. Accounting for approximately 79.9% of the change was an increase in occupancy and equipment expenses of $175 thousand or 16.1% due primarily to additional expenses related to our new Tannersville, Pennsylvania community banking office and the loan operations center. Salaries and employee benefits expense rose 0.3% and other expenses increased 1.3%. For the second quarter, noninterest expense totaled $3,595 thousand in 2004, an increase of $17 thousand or 0.5% compared to $3,578 thousand in 2003.

BALANCE SHEET REVIEW

      Total assets reached $517.3 million at June 30, 2004, an increase of $7.8 million from the year-end 2003 and $4.4 million from one year earlier. Loans, net of unearned income, grew $19.4 million or 5.4% from $357.9 million at the end of 2003 and $40.4 million or 12.0% from $336.9 million at June 30, 2003. Loans, net of unearned income, represented 76.0% of earning assets at the close of the second quarter of 2004, compared to 69.5% at the end of the second quarter of last year. Total deposits rose $8.2 million to $467.7 million at the close of the second quarter of 2004, from $459.5 million at December 31, 2003 and $4.2 million from $463.5 million one year ago. From the end of 2003, noninterest-bearing deposits increased $4.3 million and interest-bearing deposit rose $3.9 million.

      Stockholders' equity equaled $46.4 million or $24.60 per share at June 30, 2004, compared to $46.5 million or $24.41 per share at December 31, 2003. Common stock repurchases totaled $873 thousand for the first six months of 2004. Dividends declared were $0.22 per share and $0.44 per share, respectively, for the second quarter and first half of 2004 and 2003. Due to a rise in market interest rates, the market value of available-for-sale investment securities declined, as a result accumulated other comprehensive income decreased $951 thousand from year-end 2003. Our common stock closed at a price of $41.45 per share and traded at 168.5% of book and 16.9 times trailing twelve months earnings per share at June 30, 2004.

      Nonperforming assets improved $300 thousand to $2.1 million at June 30, 2004, from $2.4 million at year-end 2003. A reduction in accruing loans past due 90 days or more was primarily responsible for the improvement. In comparison to the end of the previous quarter, nonperforming assets increased $299 thousand. As a percentage of loans, net of unearned income, nonperforming assets equaled 0.56% at June 30, 2004, 0.49% at March 31, 2004 and 0.67% at December 31, 2003.

      The allowance for loan losses was $3.7 million and covered approximately 178.2% of nonperforming assets at June 30, 2004. In comparison, the allowance for loan losses was $3.7 million and covered 160.7% at June 30, 2003. At the end of the second quarter of 2004, the allowance for loan losses equaled 0.99% of loans, net of unearned income, compared to 1.09% one year earlier.

      Comm Bancorp, Inc. serves five Pennsylvania counties through Community Bank and Trust Company's 17 community banking offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. In addition, customers can take advantage of Klick(SM) Banking, on-line banking services, by accessing the Company's web site at http://www.combk.com. The Company's business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently-applied credit policies.

                           [TABULAR MATERIAL FOLLOWS]

                                  SUMMARY DATA

                               COMM BANCORP, INC.

                               FIVE QUARTER TREND

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                           June 30,      March 31,     Dec. 31,      Sept. 30,      June 30,
                                             2004          2004          2003          2003           2003
Key performance data:

Per share data:
Net income                                $     0.66    $     0.62    $     0.56    $     0.61    $     0.60
Cash dividends declared                   $     0.22    $     0.22    $     0.22    $     0.22    $     0.22
Book value                                $    24.60    $    25.01    $    24.41    $    24.16    $    23.94
Tangible book value                       $    24.20    $    24.57    $    23.95    $    23.66    $    23.41
Market value:
   High                                   $    41.45    $    40.87    $    38.85    $    36.67    $    37.40
   Low                                    $    38.78    $    38.06    $    35.97    $    34.25    $    34.23
   Closing                                $    41.45    $    40.87    $    37.75    $    35.75    $    34.80
Market capitalization                     $   78,264    $   77,954    $   71,971    $   68,099    $   66,451
Common shares outstanding                  1,888,151     1,907,377     1,906,528     1,904,869     1,909,518

Selected ratios:

Return on average stockholders' equity         10.61%        10.03%         9.14%        10.10%         9.96%

Return on average assets                        0.99%         0.94%         0.83%         0.89%         0.92%

Leverage ratio                                  8.80%         8.83%         8.66%         8.56%         8.55%

Efficiency ratio                               69.05%        70.67%        72.28%        70.51%        69.71%

Nonperforming assets to loans, net              0.56%         0.49%         0.67%         0.74%         0.68%

Net charge-offs to average loans, net           0.06%         0.09%         0.29%         0.08%         0.20%

Allowance for loan losses to loans, net         0.99%         1.00%         1.00%         1.06%         1.09%

Earning assets yield (FTE)                      5.75%         5.73%         5.64%         5.69%         5.97%

Cost of funds                                   2.27%         2.29%         2.30%         2.36%         2.61%

Net interest spread (FTE)                       3.48%         3.44%         3.34%         3.33%         3.36%

Net interest margin (FTE)                       3.88%         3.83%         3.73%         3.74%         3.78%

                        CONSOLIDATED STATEMENTS OF INCOME

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                     June 30,      June 30,
Six months ended                                                                       2004          2003
Interest income:
Interest and fees on loans:
   Taxable                                                                        $   10,720     $   11,164
   Tax-exempt                                                                            413            378
Interest and dividends on investment securities available-for-sale:
   Taxable                                                                             1,034          1,088
   Tax-exempt                                                                            788            799
   Dividends                                                                              21             25
Interest on federal funds sold                                                            38            114
      Total interest income                                                           13,014         13,568

Interest expense:
Interest on deposits                                                                   4,478          5,254
Interest on borrowed funds
      Total interest expense                                                           4,478          5,254
      Net interest income                                                              8,536          8,314
Provision for loan losses                                                                300            240
      Net interest income after provision for loan losses                              8,236          8,074

Noninterest income:
Service charges, fees and commissions                                                  1,478          1,391
Net gains on sale of loans                                                               324            685
Net gains on sale of investment securities
      Total noninterest income                                                         1,802          2,076

Noninterest expense:
Salaries and employee benefits expense                                                 3,480          3,469
Net occupancy and equipment expense                                                    1,263          1,088
Other expenses                                                                         2,479          2,446
      Total noninterest expense                                                        7,222          7,003
Income before income taxes                                                             2,816          3,147
Provision for income tax expense                                                         381            672
      Net income                                                                  $    2,435     $    2,475

Other comprehensive income (loss):
Unrealized gains (losses) on investment securities available-for-sale             $   (1,441)    $      (24)
Reclassification adjustment for gains included in net income
Income tax expense (benefit) related to other comprehensive income (loss)               (490)            (8)
      Other comprehensive income (loss), net of income taxes                            (951)           (16)
      Comprehensive income                                                        $    1,484     $    2,459

Per share data:
Net income                                                                        $     1.28     $     1.28
Cash dividends declared                                                           $     0.44     $     0.44
Average common shares outstanding                                                  1,903,947      1,934,586

                        CONSOLIDATED STATEMENTS OF INCOME

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                             June 30,      March 31,      Dec. 31,      Sept. 30,       June 30,
Three months ended                                             2004          2004           2003          2003           2003
Interest income:
Interest and fees on loans:
   Taxable                                                 $     5,431    $     5,289   $     5,447    $     5,617    $     5,612
   Tax-exempt                                                      208            205           203            199            187
Interest and dividends on investment securities
  available-for-sale:
   Taxable                                                         499            535           509            397            430
   Tax-exempt                                                      395            393           393            394            399
   Dividends                                                        11             10             6              9             11
Interest on federal funds sold                                      22             16            17             49             86
      Total interest income                                      6,566          6,448         6,575          6,665          6,725

Interest expense:
Interest on deposits                                             2,240          2,238         2,323          2,392          2,582
Interest on borrowed funds                                                                        3
      Total interest expense                                     2,240          2,238         2,326          2,392          2,582
      Net interest income                                        4,326          4,210         4,249          4,273          4,143
Provision for loan losses                                          150            150           120            120            120
      Net interest income after provision for loan losses        4,176          4,060         4,129          4,153          4,023

Noninterest income:
Service charges, fees and commissions                              752            726           716            702            695
Net gains on sale of loans                                         128            196           199            328            295
Net gains on sale of investment securities                                                       13
      Total noninterest income                                     880            922           928          1,030            990

Noninterest expense:
Salaries and employee benefits expense                           1,754          1,726         1,849          1,859          1,773
Net occupancy and equipment expense                                599            664           604            558            548
Other expenses                                                   1,242          1,237         1,289          1,322          1,257
      Total noninterest expense                                  3,595          3,627         3,742          3,739          3,578
Income before income taxes                                       1,461          1,355         1,315          1,444          1,435
Provision for income tax expense                                   206            175           245            289            290
      Net income                                           $     1,255    $     1,180   $     1,070    $     1,155    $     1,145

Other comprehensive income (loss):
Unrealized gains (losses) on investment securities
  available-for-sale                                       $    (1,991)   $       550   $      (268)   $      (408)   $       212
Reclassification adjustment for gains included
  in net income                                                                                 (13)
Income tax expense (benefit) related to other
  comprehensive income (loss)                                     (677)           187           (95)          (139)            72
      Other comprehensive income (loss), net of
       income taxes                                             (1,314)           363          (186)          (269)           140
      Comprehensive income (loss)                          $       (59)   $     1,543   $       884    $       886    $     1,285

Per share data:
Net income                                                 $      0.66    $      0.62   $      0.56    $      0.61    $      0.60
Cash dividends declared                                    $      0.22    $      0.22   $      0.22    $      0.22    $      0.22
Average common shares outstanding                            1,900,321      1,907,573     1,906,528      1,908,995      1,923,082

                               COMM BANCORP, INC.

                 DETAILS OF NET INTEREST AND NET INTEREST MARGIN

                 (IN THOUSANDS, FULLY TAXABLE EQUIVALENT BASIS)

                                                 June 30,      March 31,     Dec. 31,      Sept. 30,     June 30,
Three months ended                                2004           2004         2003           2003         2003
Net interest income:
Interest income
Loans, net:
   Taxable                                      $    5,431    $    5,289    $    5,447    $    5,617    $    5,612
   Tax-exempt                                          315           311           306           302           284
      Total loans, net                               5,746         5,600         5,753         5,919         5,896
Investments:
   Taxable                                             510           545           515           406           441
   Tax-exempt                                          597           596           596           596           605
      Total investments                              1,107         1,141         1,111         1,002         1,046
Federal funds sold                                      22            16            17            49            86
      Total interest income                          6,875         6,757         6,881         6,970         7,028
Interest expense
   Deposits                                          2,240         2,238         2,323         2,392         2,582
   Borrowed funds                                                                    3
      Total interest expense                         2,240         2,238         2,326         2,392         2,582
      Net interest income                       $    4,635    $    4,519    $    4,555    $    4,578    $    4,446

Loans, net:
   Taxable                                            6.36%         6.27%         6.48%         6.70%         7.05%
   Tax-exempt                                         4.05%         4.31%         4.87%         5.06%         5.88%
      Total loans, net                                6.17%         6.12%         6.37%         6.59%         6.98%
Investments:
   Taxable                                            3.15%         3.23%         2.35%         2.06%         2.47%
   Tax-exempt                                         7.45%         7.48%         7.41%         7.41%         7.44%
      Total investments                               4.57%         4.59%         3.71%         3.62%         4.02%
Federal funds sold                                    0.98%         1.00%         0.94%         1.00%         1.20%
      Total earning assets                            5.75%         5.73%         5.64%         5.69%         5.97%
Interest expense
   Deposits                                           2.27%         2.29%         2.30%         2.36%         2.61%
   Borrowed funds                                                                 1.13%
      Total interest-bearing liabilities              2.27%         2.29%         2.30%         2.36%         2.61%
      Net interest spread                             3.48%         3.44%         3.34%         3.33%         3.36%
      Net interest margin                             3.88%         3.83%         3.73%         3.74%         3.78%

                               COMM BANCORP, INC.

                           CONSOLIDATED BALANCE SHEETS

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                   June 30,       March 31,       Dec. 31,      Sept. 30,      June 30,
At period end                                       2004           2004            2003           2003           2003
Assets:
Cash and due from banks                           $    6,923     $    9,121     $   17,099     $   12,611     $   13,983
Federal funds sold                                    17,100          9,750         11,500         22,600         34,350
Investment securities available-for-sale              99,639        101,982        105,248        116,121        106,186
Loans held for sale, net                               2,432          4,062          3,205          5,677          7,522
Loans, net of unearned income                        377,268        365,280        357,940        352,593        336,853
Less: Allowance for loan losses                        3,743          3,652          3,584          3,723          3,677
Net loans                                            373,525        361,628        354,356        348,870        333,176
Premises and equipment, net                           12,078         12,361         12,484         12,129         12,134
Other assets                                           5,554          5,726          5,560          5,136          5,554
      Total Assets                                $  517,251     $  504,630     $  509,452     $  523,144     $  512,905

Liabilities:
Deposits:
   Noninterest-bearing                            $   63,405     $   58,296     $   59,119     $   62,918     $   59,612
   Interest-bearing                                  404,290        395,071        400,347        410,552        403,853
      Total deposits                                 467,695        453,367        459,466        473,470        463,465
Other liabilities                                      3,112          3,569          3,445          3,657          3,722
      Total liabilities                              470,807        456,936        462,911        477,127        467,187

Stockholders' equity:
Common stock, par value $0.33 authorized
   12,000,000, issued 1,888,151; 1,907,377;
   1,906,528; 1,904,869; 1,909,518                       623            629            629            629            630
Capital surplus                                        6,637          6,637          6,576          6,517          6,478
Retained earnings                                     38,022         37,952         37,223         36,572         36,042
Accumulated other comprehensive income                 1,162          2,476          2,113          2,299          2,568
      Total stockholders' equity                      46,444         47,694         46,541         46,017         45,718
      Total liabilities and stockholders' equity  $  517,251     $  504,630     $  509,452     $  523,144     $  512,905

                               COMM BANCORP, INC.

                           CONSOLIDATED BALANCE SHEETS

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                    June 30,    March 31,    Dec. 31,    Sept. 30,    June 30,
Average quarterly balances                                            2004        2004         2003        2003         2003
Assets:
Loans, net:
   Taxable                                                          $343,312    $ 339,100    $333,352    $ 332,444    $319,400
   Tax-exempt                                                         31,278       29,008      24,948       23,696      19,386
      Total loans, net                                               374,590      368,108     358,300      356,140     338,786
Investments:
   Taxable                                                            65,145       67,907      86,989       78,049      71,684
   Tax-exempt                                                         32,234       32,030      31,917       31,906      32,620
      Total investments                                               97,379       99,937     118,906      109,955     104,304
Federal funds sold                                                     8,995        6,463       7,202       19,529      28,845
      Total earning assets                                           480,964      474,508     484,408      485,624     471,935
Other assets                                                          27,698       28,304      28,030       26,594      28,333
      Total assets                                                  $508,662    $ 502,812    $512,438    $ 512,218    $500,268

Liabilities and stockholders' equity:
Deposits:
   Interest-bearing                                                 $396,265    $ 393,627    $399,985    $ 402,796    $396,555
   Noninterest-bearing                                                61,824       58,812      61,791       61,066      54,214
      Total deposits                                                 458,089      452,439     461,776      463,862     450,769
Borrowed funds                                                                          1       1,051
Other liabilities                                                      2,987        3,038       3,142        2,986       3,383
      Total liabilities                                              461,076      455,478     465,969      466,848     454,152
Stockholders' equity                                                  47,586       47,334      46,469       45,370      46,116
      Total liabilities and stockholders' equity                    $508,662    $ 502,812    $512,438    $ 512,218    $500,268

                               COMM BANCORP, INC.

                               ASSET QUALITY DATA

                                 (IN THOUSANDS)

                                                   June 30,       March 31,      Dec. 31,       Sept. 30,      June 30,
At quarter end                                      2004            2004           2003           2003          2003
Nonperforming assets:
   Nonaccrual/restructured loans                  $    1,490     $    1,368     $    1,446     $    1,374     $    1,514
   Accruing loans past due 90 days or more               400            251            700          1,094            612
   Foreclosed assets                                     210            182            261            126            162
Total nonperforming assets                        $    2,100     $    1,801     $    2,407     $    2,594     $    2,288

Three months ended
Allowance for loan losses:
Beginning balance                                 $    3,652     $    3,584     $    3,723     $    3,677     $    3,722
Charge-offs                                              118            128            303             87            199
Recoveries                                                59             46             44             13             34
Provision for loan losses                                150            150            120            120            120
Ending balance                                    $    3,743     $    3,652     $    3,584     $    3,723     $    3,677

SOURCE Comm Bancorp, Inc.
/Contact: MEDIA/INVESTORS, Scott A. Seasock, 570-586-0377 or fax, 570-587-3761, of Comm Bancorp, Inc.

Co: Comm Bancorp, Inc.
St: Pennsylvania
In: Fin

Except for the historical information contained, herein, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties in the banking industry and overall economy. Such risks and uncertainties are detailed in the Company's Securities and Exchange Commission reports, including the Annual Report on Form 10-K and quarterly reports on Form 10-Q.